SUPPLEMENT

dated November 12, 2013,

TO

THORNBURG FUNDS PROSPECTUS

dated February 1, 2013,

AND

THORNBURG INVESTMENT TRUST’S STATEMENT OF ADDITIONAL INFORMATION

dated February 1, 2013.

Effective November 8, 2013, Christopher Ihlefeld concluded his service as co-portfolio manager of Thornburg Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Strategic Municipal Income Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, and Thornburg New York Intermediate Municipal Fund. Josh Gonze and Christopher Ryon continue to serve as co-portfolio managers for each of those Funds.

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